Impairment of intangible assets and property, plant and equipment (Tables)	12 Months Ended
Dec. 31, 2021
Impairment Of Assets [Abstract]
Schedule of Allocation of Goodwill	The allocation of goodwill as of December 31, 2021 is shown below:

(€ million)	Pharmaceuticals	Consumer Healthcare	Vaccines	Total
Goodwill	37,902	6,567	3,587	48,056

Summary of Net Impairment Losses of Other Intangible Assets
In 2021, 2020 and 2019, impairment testing of other intangible assets (excluding software) resulted in the recognition of net impairment losses as shown below:

(€ million)	2021	2020	2019
Impairment of other intangible assets (excluding software)	192	330	3,604
Marketed products	42	2	2,757
Pharmaceuticals(a)	1	2	2,405
Consumer Healthcare(b)	41	—	352
Research and development projects(c)	150	328	847
(a) Impairment losses recognized in the year ended December 31, 2019 include €2,236 million on products in the Eloctate® franchise and €163 million on the marketed product Lemtrada®.
(b) The impairment loss of €352 million recognized in the year ended December 31, 2019 related to Zantac®.
(c) For 2021, this line relates to the discontinuation of the development of sutimlimab in the treatment of Immune Thrombocytopenic Purpura (ITP), and to the termination of various research projects in Vaccines. For 2020, this line mainly comprises impairment losses taken against R&D programs within the Specialty Care GBU, and the discontinuation of certain R&D programs and collaboration agreements in Diabetes. For 2019, it relates mainly to (i) the allocation of the impairment loss recognized for the Eloctate® franchise to the BIVV001 project (see (a) above), and (ii) the termination of the development program for sotagliflozin (€275 million).